               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20459


                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


              Date of Report:                   May 21, 1998
                                              -----------------

              Date of earliest event reported:  March 27, 1998
                                              -----------------

                          Commission File No.  0-10587
                                             -----------

                         FULTON FINANCIAL CORPORATION
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            (Exact name of registrant as specified in its charter)


               PENNSYLVANIA                              23-2195389
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      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                Identification No.)


     One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania         17604
   -------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

                                (717) 291-2411
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             (Registrant's telephone number, including area code)

Fulton Financial Corporation ("FFC") hereby amends its current report on Form 8-K dated March 31, 1998 to include the financial statements and pro-forma financial information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a)  Financial Statements of Businesses Acquired

     The financial statements of Keystone Heritage Group, Inc. ("KHG") as of and for each of the years in the three year period ended December 31, 1997 are attached as Exhibit 99.2. KHG was acquired by FFC on March 27, 1998.

(b)  Pro-Forma financial information

     The unaudited pro-forma condensed balance sheet and the unaudited pro-form condensed statement of income of FFC set forth below give effect, using the pooling-of-interests method of accounting, to the acquisition of KHG. This pro-forma information is based upon an exchange ratio of 2.288 shares of FFC common stock for each share of KHG common stock (the exchange ratio reflects the impact of the 5-for-4 stock split declared by FFC on April 14,
     1998). The unaudited pro-forma combined balance sheet is presented as though the merger between FFC and KHG was consummated as of December 31, 1997. The unaudited pro-forma combined condensed statement of income is presented as though the merger was consummated at the beginning of 1997.

     The unaudited pro forma financial information, including the notes thereto set forth below, is not necessarily indicative of the financial condition or results of operations of FFC as they would have been had the acquisition of KHG occurred during the period presented or as they may be in the future. The unaudited pro forma financial information set forth below should be read in conjunction with the financial statements and footnotes to financial statements of FFC, included in Items 8 and 14 of FFC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, which are hereby incorporated by reference, and the financial statements of KHG, including the notes thereto, which are included in this Current Report under Item 7(a).

     Unaudited pro-forma financial information for the years ended December 31, 1996 and 1995 was previously filed with FFC's Registration Statement on Form S-4 (File No. 333-41335) under the caption "Pro-Forma Combined Financial Information," and is hereby incorporated by reference.

(c)  Exhibits

     23    Consent of KPMG Peat Marwick LLP.

  /1/99.1 Financial Statements of FFC as of and for the three years ended December 31, 1997.

     99.2 Financial Statements of KHG as of and for the three years ended December 31, 1997.

  /2/99.3 Unaudited pro-forma financial information for the years ended December 31, 1996 and 1995.

  /1/Incorporated  by reference to Items 8 and 14 of FFC's Annual Report on
     Form 10-K for the fiscal year ended  December
     31, 1997.

  /2/Incorporated by reference to "Pro-Forma Combined Financial Information" of FFC's Registration Statement on Form S-4 (File No. 333-41335).

FULTON FINANCIAL CORPORATION
PRO-FORMA CONDENSED BALANCE SHEET (UNAUDITED)
DECEMBER 31, 1997

                                                                                                     PRO-
                                                                                                    FORMA
                                                         FFC          KHG           ADJ            COMBINED
                                                    -----------   -----------   -----------       -----------
ASSETS
  Cash and Due from Banks                           $   172,392   $    24,593                     $   196,985
  Interest-bearing deposits                               1,042           200                           1,242
  Mortgage loans held for sale                            1,118           828                           1,946
  Investment securities                                 854,575       137,005          (345)(b)       991,235
  Loans, net                                          3,260,606       468,401                       3,729,007
  Premises and equipment                                 61,647         7,968                          69,615
  Accrued interest receivable                            26,771         3,799                          30,570
  Other assets                                           82,672         5,801            85 (b)        88,558
                                                    -----------   -----------   -----------       -----------

       Total Assets                                 $ 4,460,823   $   648,595         ($260)      $ 5,109,158
                                                    ===========   ===========   ===========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits                                          $ 3,621,569   $   556,265                     $ 4,177,834
  Short-term borrowings                                 236,762        12,145                         248,907
  Accrued interest payable                               25,618         5,885                          31,503
  Other liabilities                                      53,885         3,816                          57,701
  Long Term debt                                         47,695         2,350                          50,045
                                                    -----------   -----------   -----------       -----------

       Total Liabilities                              3,985,529       580,461             0         4,565,990
                                                    -----------   -----------   -----------       -----------
Shareholders' equity:
  Common Stock                                          101,610        20,358        (2,152)(a)       119,816
  Other shareholders' equity                            373,684        47,776         2,152 (a)       423,352
                                                                                       (260)(b)
                                                    -----------   -----------   -----------       -----------

       Total shareholders' equity                       475,294        68,134          (260)          543,168
                                                    -----------   -----------   -----------       -----------

       Total liabilities and shareholders' equity   $ 4,460,823   $   648,595         ($260)      $ 5,109,158
                                                    -----------   -----------   -----------       -----------

Notes to Pro Forma combined Balance Sheets:
-------------------------------------------
   (a) Adjusts capital accounts to reflect the issuance of 2.288 shares of FFC Common Stock, $2.50 par value per share, for each of the 3.9 million shares of KHG Common Stock, $5.00 par value per share, outstanding.

   (b) Transfer of 2,666 shares of KHG stock owned by FFC ($53,000 cost, $148,000 market) and 6,050 shares of FFC stock owned by KHG ($50,000 cost, $197,000 market) to treasury.

FULTON FINANCIAL CORPORATION
PRO-FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                           PRO-
                                                                                          FORMA
                                            FFC              KHG            ADJ          COMBINED
                                        ----------       ----------     ----------      ----------
Interest Income:
Loans, including fees                     $271,791          $39,460                       $311,251
Investment securities                       47,550            8,687                         56,237
Other interest income                          287              449                            736
                                        ----------       ----------     ----------      ----------

         Total Interest Income             319,628           48,596              0         368,224
                                        ----------       ----------     ----------      ----------
Interest Expense:

Deposits                                   124,786           20,605                        145,391
Short-term borrowings                        8,836              537                          9,373
Long-term debt                               3,396              321                          3,717
                                        ----------       ----------     ----------      ----------

         Total Interest Expense            137,018           21,463              0         158,481
                                        ----------       ----------     ----------      ----------

         Net Interest Income               182,610           27,133              0         209,743
                                        ----------       ----------     ----------      ----------

Provision for Loan Losses                    7,742                0                          7,742
                                        ----------       ----------     ----------      ----------
         Net Interest Income After
           Provision for loan losses       174,868           27,133              0         202,001
                                        ----------       ----------     ----------      ----------

Other Income                                41,055            7,159                         48,214
Other Expenses                             122,293           20,580                        142,873
                                        ----------       ----------     ----------      ----------

         Income Before Income Taxes         93,630           13,712              0         107,342
                                        ----------       ----------     ----------      ----------

Income taxes                                28,431            4,442                         32,873
                                        ----------       ----------     ----------      ----------

         Net Income                        $65,199           $9,270             $0         $74,469
                                        ==========       ==========     ==========      ==========
Per-share Data:
     Net Income (basic)                       1.29             2.34                           1.25
     Net Income (diluted)                     1.28             2.31                           1.24